SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                              FORM 8-K
                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                            February 9, 1998
                   _________________________________
                   (Date of earliest event reported)

                          Paging Network, Inc.
         ______________________________________________________
         (Exact name of Registrant as specified in its charter)

   Delaware               0-19494                  04-2740516
 ______________     _____________________      __________________
 (State of          (Commission File No.)      (IRS Employer
 Incorporation)                                Identification No.)

                      4965 Preston Park Boulevard
                          Plano, Texas  75093

      ____________________________________________________________
      (Address of principal executive offices, including zip code)

                             (972) 985-4100
          ____________________________________________________
          (Registrant's telephone number, including area code)

                                  n/a
     _____________________________________________________________
     (Former name or former address, if changed since last report)


 Item 5.   Other Events

 On February 9, 1998, the Registrant issued the attached press release.


 Item 7.   Financial Statements and Exhibits

           99.1   Press Release, dated February 9, 1998


                               SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: February 13, 1998

                          Paging Network, Inc.


                          By:  /s/ G. Robert Thompson
                               ____________________________
                               G. Robert Thompson
                               Vice President - Finance